CoreWeave Reports Strong First Quarter 2026 Results
Record First Quarter Revenue and Revenue Backlog Highlight Unprecedented Demand for CoreWeave Cloud
LIVINGSTON, N.J., – May 7, 2026 – CoreWeave, Inc. (Nasdaq: CRWV), The Essential Cloud for AI™, today reported financial results for the first quarter ended March 31, 2026.
"This was the strongest bookings quarter in CoreWeave's history, with revenue backlog reaching nearly $100 billion. We surpassed 1 GW of active power and believe we are well on our way to more than 8 GW by 2030, having positioned our capital structure to scale with the opportunity ahead," said Michael Intrator, Co-founder, Chairman, and Chief Executive Officer. "AI natives and enterprise customers are choosing CoreWeave because we sit between the models and the silicon, delivering the infrastructure, software, and expertise required to build and run AI at scale. As the market moves from training to inference, that distinction matters more than ever. CoreWeave was built for exactly this."
First Quarter 2026 Financial Highlights

(In millions, except percentages and per share amounts)	Three Months Ended March 31,
	2026	2025

Revenue	$2,078	$982
Operating expenses	2,222	1,009
Operating loss	$(144)	$(27)
Operating loss margin	(7)%	(3)%
Interest expense, net	$(536)	$(264)
Net loss	$(740)	$(315)
Net loss margin	(36)%	(32)%
Basic net loss per share	$(1.40)	$(1.40)
Diluted net loss per share	$(1.40)	$(1.49)
Non-GAAP Financial Measures

(In millions, except percentages)	Three Months Ended March 31,
	2026	2025

Adjusted EBITDA	$1,157	$606
Adjusted EBITDA margin	56%	62%
Adjusted operating income	$21	$163
Adjusted operating income margin	1%	17%
Adjusted net loss	$(589)	$(150)
Adjusted net loss margin	(28)%	(15)%
(See “Non-GAAP Financial Measures” and the reconciliation of GAAP to non-GAAP results table in this press release for additional information.)
Additional First Quarter 2026 Financial Highlights
Revenue backlog1 was $99.4 billion as of March 31, 2026.
1 Revenue backlog includes remaining performance obligations, plus other amounts we estimate will be recognized as revenue in future periods under committed customer contracts, in each case, subject to the satisfaction of delivery and availability of service requirements.

First Quarter 2026 Highlights
•Customer Wins across AI Labs, Hyperscalers, and Enterprises
◦Executed multiple new agreements with Meta, including a new $21 billion commitment signed in March
◦Signed multi-year agreement with Anthropic to support the development and deployment of Anthropic’s Claude family of AI models
◦Expanded relationships with existing enterprise and AI native customers including Cohere, Jane Street, and Mistral
◦Partner of choice for leading AI pioneers and enterprises including Adaption Labs, Advaita Bio, Hudson River Trading, Perplexity, and World Labs
•Continued Rapid Scaling of Purpose-Built AI Infrastructure
◦Surpassed 1 GW of active power
◦Expanded total contracted power by more than 400 MW to over 3.5 GW while further diversifying portfolio of providers
•Key Technology Leadership Milestones
◦Among the first cloud providers to be named NVIDIA Exemplar Cloud for inference on NVIDIA GB200 NVL72
◦Announced CoreWeave Flexible Capacity Plans, including Flex Reservations and Spot, designed to allow customers to match their cloud consumption with the dynamic reality of modern AI workloads
◦Introduced Dedicated Inference for customers moving from experimentation into sustained production, allowing them to select their GPU SKUs and runtimes while maintaining full visibility into infrastructure in production
◦Launched CoreWeave ARENATM to allow customers to run and evaluate real workloads on CoreWeave Cloud in production-ready environments
◦Expanded capabilities of Weights & Biases platform across W&B Weave and W&B Models to accelerate the development of agentic and robotics-based products
•Strengthening Financial Position
◦Secured first-of-its-kind DDTL 4.0 Facility, an $8.5 billion non-recourse2 investment grade rated delayed draw term loan facility priced with a floating rate tranche of SOFR + 2.25% and a fixed rate tranche of approximately 5.9%3
◦Closed $2 billion Class A common stock investment from NVIDIA, reflecting NVIDIA’s confidence in CoreWeave’s business, team, and growth strategy
•Other Noteworthy Updates
◦Expanded longstanding relationship with NVIDIA to accelerate the build-out of more than 5 GW of AI factories by 2030

Business Outlook
CoreWeave will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

2 The DDTL 4.0 Facility is non-recourse, except for limited guarantees related to customary non-recourse carve-out obligations.
3 As of the date of the initial draw; fixed interest rate of subsequent drawdowns is determined at the time of each draw by adding 2% to the margin determined using the yield of specified U.S. Treasury securities.

Webcast and Conference Call Information
CoreWeave will host an audio webcast to discuss the results for the first quarter of 2026, provide a business update, and share forward-looking guidance at 2:00 pm PT / 5:00 pm ET today. The live webcast of CoreWeave’s earnings conference call can be accessed via the CoreWeave Investor Relations website at investors.coreweave.com, along with the earnings press release and accompanying presentation.
Following the call, a replay will be available at the same website. A transcript of the conference call will be posted to the investors.coreweave.com website.

Disclosure Information
CoreWeave uses its investor relations page (investors.coreweave.com), its X account (@CoreWeave), and its LinkedIn page (linkedin.com/company/coreweave/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, investors should monitor these channels, in addition to following CoreWeave's press releases, Securities and Exchange Commission (SEC) filings, public conference calls and public webcasts.

About CoreWeave
CoreWeave is The Essential Cloud for AI™. Built for pioneers by pioneers, CoreWeave delivers a platform of technology, tools, and teams that enables innovators to move at the pace of innovation, building and scaling AI with confidence. Trusted by leading AI labs, startups, and global enterprises, CoreWeave serves as a force multiplier by combining superior infrastructure performance with deep technical expertise to accelerate breakthroughs. Established in 2017, CoreWeave completed its public listing on Nasdaq (CRWV) in March 2025. Learn more at www.coreweave.com.

Investor Relations contact:
Investor-Relations@coreweave.com / https://investors.coreweave.com/

Media contact:
Press@coreweave.com / https://www.coreweave.com/about-us

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws. Such statements are based on our current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, statements related to our business; our strategy; our capital structure; our future growth; our technology; our projections for future active power; demand for our platform; other estimated amounts included in our revenue backlog figure; our plans to scale our platform and accelerate AI innovation; and strategic opportunities. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” “outlook,” “guidance,” or the negative of these terms, where applicable, and similar expressions intended to identify forward-looking statements.

Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include but are not limited to our ability to execute our business strategies and manage our growth, our ability to maintain and grow our customer base, continued demand for AI infrastructure, any disruption in our strategic relationships or disruptions with our third-party providers, including our suppliers and data center partners, our ability to develop and maintain our corporate infrastructure and internal controls, our financial performance, capital requirements and ability to raise additional capital and the impact of global political and macroeconomic conditions, including the effects of global geopolitical conflicts, inflation, tariffs, interest rates, any instability in the global banking sector and foreign currency exchange rates. More information about factors that could affect our operating results is included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent filings with the SEC, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, copies of which may be obtained by visiting our Investor Relations website at https://investors.coreweave.com or the SEC's website at www.sec.gov. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Additionally, the forward-looking statements in this press release do not include the potential impact of any acquisitions that may be announced and/or completed after the date hereof. We assume no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Our results for the fiscal quarter ended March 31, 2026 are not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use adjusted EBITDA and adjusted EBITDA margin, adjusted operating income (loss) and adjusted operating income (loss) margin, adjusted net income (loss) and adjusted net income (loss) margin, collectively, to help us evaluate our business. We use such non-GAAP financial measures to make strategic decisions, establish business plans and forecasts, identify trends affecting our business, and evaluate operating performance. We believe that these non-GAAP financial measures, when taken collectively, may be helpful to investors because they allow for greater transparency into what measures we use in operating our business and measuring our performance and enable comparison of financial trends and results between periods where items may vary independent of business performance. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. Forward-looking non-GAAP financial measures are presented on a non-GAAP basis without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Accordingly, a reconciliation of these forward-looking non-GAAP financial measures are not available without unreasonable effort.
A reconciliation is provided below for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. CoreWeave encourages investors to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate CoreWeave’s business.

COREWEAVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data) (unaudited)

	Three Months Ended March 31,
	2026	2025

Revenue	$2,078	$982
Operating expenses:
Cost of revenue	716	262
Technology and infrastructure	1,273	561
Sales and marketing	69	11
General and administrative	164	175
Total operating expenses	2,222	1,009
Operating loss	(144)	(27)
Gain (loss) on fair value adjustments	—	27
Interest expense, net	(536)	(264)
Other income (expense), net	24	(5)
Loss before income taxes	(656)	(269)
Provision for income taxes	84	46
Net loss	$(740)	$(315)
Net loss attributable to common stockholders, basic	$(740)	$(343)
Net loss attributable to common stockholders, diluted	$(740)	$(370)
Net loss per share attributable to common stockholders, basic	$(1.40)	$(1.40)
Net loss per share attributable to common stockholders, diluted	$(1.40)	$(1.49)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic	527	246
Weighted-average shares used in computing net loss per share attributable to common stockholders, diluted	527	249

COREWEAVE, INC.
CONSOLIDATED BALANCE SHEETS
(in millions) (unaudited)

	March 31, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$2,244	$3,127
Restricted cash and cash equivalents, current	777	819
Marketable securities	22	34
Accounts receivable, net	2,120	3,169
Prepaid expenses and other current assets	446	339
Total current assets	5,609	7,488
Restricted cash and cash equivalents, non-current	299	184
Property and equipment, net	36,424	30,557
Operating lease right-of-use assets	10,182	8,231
Intangible assets, net	224	235
Goodwill	1,101	1,101
Other non-current assets	1,734	1,506
Total assets	$55,573	$49,302
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$3,371	$1,623
Accrued liabilities	2,726	5,773
Debt, current	7,547	6,708
Deferred revenue, current	2,130	1,709
Operating lease liabilities, current	487	427
Finance lease liabilities, current	23	38
Other current liabilities	1,534	162
Total current liabilities	17,818	16,440
Debt, non-current	17,312	14,665
Deferred revenue, non-current	5,393	6,476
Operating lease liabilities, non-current	9,563	7,768
Finance lease liabilities, non-current	215	216
Deferred tax liabilities, non-current	194	115
Other non-current liabilities	319	287
Total liabilities	50,814	45,967
Commitments and contingencies
Stockholders' equity
Preferred stock	—	—
Class A common stock	—	—
Class B common stock	—	—

Class C common stock	—	—
Treasury stock	(34)	(34)
Additional paid-in capital	8,171	6,012
Accumulated other comprehensive income	5	—
Accumulated deficit	(3,383)	(2,643)
Total stockholders' equity	4,759	3,335
Total liabilities and stockholders' equity	$55,573	$49,302

COREWEAVE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions) (unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss	$(740)	$(315)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	1,147	443
Amortization of debt discounts and issuance costs and accretion of redemption premiums	41	38
Stock-based compensation expense	153	184
Non-cash lease expense	167	67
Deferred income taxes	79	45
Gain on fair value adjustments	—	(27)
Other non-cash reconciling items	121	23
Changes in operating assets and liabilities, net of effect of business acquisitions:
Accounts receivable	1,042	(639)
Prepaid expenses and other assets	(471)	247
Accounts payable and accrued expenses	960	62
Deferred revenue	575	(16)
Lease liabilities	(90)	(51)
Net cash provided by operating activities	2,984	61
Cash flows from investing activities:
Purchase of property and equipment, including capitalized internal-use software	(7,695)	(1,407)
Maturities and sales of marketable securities	12	29
Issuance of notes receivable	—	(55)
Other investing activities	(25)	—
Net cash used in investing activities	(7,708)	(1,433)
Cash flows from financing activities:
Proceeds from issuance of debt, net	3,290	785
Repayments of debt	(1,335)	(271)
Issuance of common stock in a private placement, net of issuance costs	1,985	—
Proceeds from initial public offering, net of underwriting discounts and commissions	—	1,423
Redeemable convertible preferred stock cash dividends paid	—	(26)
Payment of tax withholdings on settlement of RSUs	—	(16)
Other financing activities	(26)	(41)
Net cash provided by financing activities	$3,914	$1,854
Net increase (decrease) in cash, cash equivalents, and restricted cash	$(810)	$482

Cash, cash equivalents, and restricted cash—beginning of period	4,130	2,035
Cash, cash equivalents, and restricted cash—end of period	$3,320	$2,517

Reconciliation of GAAP to Non-GAAP Results
Reconciliation of Net Loss to Adjusted EBITDA
(in millions, except percentages)

	Three Months Ended March 31,
	2026	2025

Net loss	$(740)	$(315)
Depreciation and amortization	1,147	443
Interest expense, net	536	264
Stock-based compensation	153	184
Provision for income taxes	84	46
Acquisition related costs(1)	1	6
Other (income) expense, net	(24)	5
(Gain) loss on fair value adjustments(2)	—	(27)
Adjusted EBITDA	$1,157	$606
Revenue	$2,078	$982
Net loss margin	(36)%	(32)%
Adjusted EBITDA margin	56%	62%
(1) Acquisition related costs include direct transaction costs, such as due diligence, advisory, and professional services fees, and certain compensation and integration related expenses. We exclude acquisition related costs, as we believe these transaction-specific expenses are inconsistent in amount and frequency, and do not correlate to the operation of our business.
(2) Represents adjustments related to recording our derivative liabilities at fair value at the end of each reporting period for our 2021 Convertible Senior Secured Notes, warrant liabilities related to our 2022 Senior Secured Notes, and the fair value remeasurement of the option liability in connection with our Series B redeemable convertible preferred stock. Refer to Note 3. Investments and Fair Value Measurements to our consolidated financial statements included in our Quarterly Report on Form 10-Q filed or to be filed with the SEC for the quarter ended March 31, 2026 for additional information.

Reconciliation of Operating Loss to Adjusted Operating Income
(in millions, except percentages)

	Three Months Ended March 31,
	2026	2025

Operating loss	$(144)	$(27)
Stock-based compensation	153	184
Acquisition related costs(1)	1	6
Amortization of acquired intangibles(2)	11	—
Adjusted operating income	$21	$163
Revenue	$2,078	$982
Operating loss margin	(7)%	(3)%
Adjusted operating income margin	1%	17%
(1) Acquisition related costs include direct transaction costs, such as due diligence, advisory, and professional services fees, and certain compensation and integration related expenses. We exclude acquisition related costs, as we believe these transaction-specific expenses are inconsistent in amount and frequency, and do not correlate to the operation of our business.
(2) In the second quarter of 2025, we began including an adjustment for the amortization of acquired intangibles in our calculation of adjusted operating loss. Prior period non-GAAP calculations for acquired intangible amortization are not being adjusted as these amounts were insignificant.

Reconciliation of Net Loss to Adjusted Net Loss
(in millions, except percentages)

	Three Months Ended March 31,
	2026	2025

Net loss	$(740)	$(315)
Stock-based compensation	153	184
Loss on extinguishment of debt(1)	—	2
Acquisition related costs(2)	1	6
Amortization of acquired intangibles(3)	11	—
(Gain) loss on fair value adjustments(4)	—	(27)
Income tax, inclusive of the tax effect of the above adjustments(5)	(14)	—
Adjusted net loss	$(589)	$(150)
Revenue	$2,078	$982
Net loss margin	(36)%	(32)%
Adjusted net loss margin	(28)%	(15)%
(1) Primarily relates to losses recognized upon the early extinguishment of certain OEM financing arrangements, as well as accelerated amortization of debt discount and debt issuance costs related to our 2024 Term Loan, which was repaid in connection with the IPO.
(2) Acquisition related costs include direct transaction costs, such as due diligence, advisory, and professional services fees, and certain compensation and integration related expenses. We exclude acquisition related costs, as we believe these transaction-specific expenses are inconsistent in amount and frequency, and do not correlate to the operation of our business.
(3) In the second quarter of 2025, we began including an adjustment for the amortization of acquired intangibles in our calculation of adjusted net loss. Prior period non-GAAP calculations for acquired intangible amortization are not being adjusted as these amounts were insignificant.
(4) Represents adjustments related to recording our derivative liabilities at fair value at the end of each reporting period for our 2021 Convertible Senior Secured Notes, warrant liabilities related to our 2022 Senior Secured Notes, and the fair value remeasurement of the option liability in connection with our Series B redeemable convertible preferred stock. Refer to Note 3. Investments and Fair Value Measurements to our consolidated financial statements included in our Quarterly Report on Form 10-Q filed or to be filed with the SEC for the quarter ended March 31, 2026 for additional information.
(5) In the second quarter of 2025, we began including an adjustment for the income tax effect related to our non-GAAP adjustments. Prior period non-GAAP calculations for the income tax effects on our non-GAAP adjustments are not being adjusted as these amounts were not material. Additionally, the third quarter of 2025 includes an adjustment for amounts related to the impact of the passage of the One Big Beautiful Bill Act on the first and second quarters of 2025, that were recorded in third quarter of 2025.